EXHIBIT 10.2

AMENDMENT TO ASSIGNMENT AND NOVATION AGREEMENT

THIS AGREEMENT made effective as of the 13th day of November, 2017

AMONG:

TORO PACIFIC MANAGEMENT INC., a corporation existing under the laws of the Province of British Columbia

(hereinafter referred to as the “Transferor”)

– and –

CHRIS HUNT, an individual residing in the Province of Alberta

(hereinafter referred to as the “Hunt”)

– and –

BENJAMIN RUTLEDGE., an individual residing in the Province of British Columbia

(hereinafter referred to as the “Rutledge” together with Hunt and the Transferor the “Recipients”)

– and –

DEPLOY TECHNOLOGIES INC., a corporation existing under the laws of the State of Nevada

(hereinafter referred to as the “Transferee”)

– and –

NEVADA MEDICAL GROUP LLC, a corporation existing under the laws of the State of Nevada

(hereinafter referred to as “NMG”)

WHEREAS:

(A) The Transferor, the Transferee, and NMG entered into a assignment and novation agreement dated effective May 12, 2017 (the “Assignment Agreement”), pursuant to which, and subject to the terms thereof, the parties thereto agreed to assign a letter of intent (the “Subject Agreement”) from the Transferor to the Transferee for an assignment fee of 1,000,000 post-consolidated shares in the capital of the Transferee at a deemed price of $0.66 per share (the “Payment Shares”);

(B) §11 of the Assignment Agreement provides that an amendment to such agreement shall be valid and binding only upon such amending agreement being in writing signed by the parties thereto;

(C) The parties hereto wish to amend the terms of the Assignment Agreement in the manner set forth herein.

NOW THEREFORE in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto agree to amend the Assignment Agreement as follows:

1. Section 6 is amended by removing section 6 in its entirety and replacing it with the following:

Subject to the approval of the Canadian Securities Exchange (the “CSE”), in connection with the assignment to the Transferee, the Transferee agrees to issue to the Recipients the Payment Shares in the capital of the Transferee at a deemed price of $0.66 per share (the “Assignment Fee”), representing the reasonable value of the services rendered, work performed and expenses incurred by the Transferor in connection with the Subject Agreement and the Transaction as follows:

a)	470,000 Payment Shares to Rutledge upon the closing of Transaction;

b)	60,000 Payment Shares to Hunt upon closing of the Transaction; and

c)	470,000 Payment Shares to the Transferor (the “Transferors Shares”) in accordance with the following payment schedule:

a.	1/10 of the Transferors Shares upon closing of the Transaction;

b.	1/6 of the remaining Transferors Shares upon the day that is 6 months after the closing of the Transaction;

c.	1/5 of the remaining Transferors Shares upon the day that is 12 months after the closing of the Transaction;

d.	1/4 of the remaining Transferors Shares upon the day that is 18 months after the closing of the Transaction;

e.	1/3 of the remaining Transferors Shares upon the day that is 24 months after the closing of the Transaction;

f.	1/2 of the remaining Transferors Shares upon the day that is 30 months after the closing of the Transaction; and

g.	the remaining Transferors Shares upon the day that is 36 months after the closing of the Transaction.

The Recipients acknowledge and agree that the Assignment Fee is subject to the successful completion of the Acquisition and further agrees and acknowledges that any shares issued pursuant to the Assignment Fee may be subject to escrow or other restrictions imposed by the CSE or other applicable securities laws.

2. The Assignment Agreement as amended hereby, is in all other respects, ratified, confirmed and approved.

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3. This Agreement may be executed in as many counterparts as may be necessary or by facsimile and each such counterpart or facsimile so executed are deemed to be an original and such counterparts and facsimile copies together will constitute one and the same instrument.

4. This Agreement shall be governed by, and interpreted and enforced in accordance with the laws in force in the Province of British Columbia and the laws of Canada applicable therein (excluding any conflict of laws rule or principle, which might refer such construction to the laws of another jurisdiction).

IN WITNESS WHEREOF, this Amending Agreement has been executed by the parties hereto on November ___, 2017.

TORO PACIFIC MANAGEMENT INC.		DEPLOY TECHNOLOGIES INC.

Per:	/s/ Leonard Clough	Per:	/s/ Darren Tindale
	Authorized Signatory		Authorized Signatory

NEVADA MEDICAL GROUP LLC,

Per:	/s/ Robert Hasman

Authorized Signatory

Signed, sealed and delivered by ))
CHRIS HUNT in the presence of: ))
)
/s/ Jennifer Pratt	)
Signature of Witness	)	/s/ Chris Hunt
	)	CHRIS HUNT
Jennifer Pratt	)
Name of Witness	)
)

Signed, sealed and delivered by	)
BENJAMIN RUTLEDGE in the presence of:	)
)
/s/ Erin Douglas	)
Signature of Witness	)	/s/ Benjamin Rutledge
	)	BENJAMIN RUTLEDGE
Erin Douglas	)
Name of Witness	)
)

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